SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)                 May 7, 2004
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                          SUNLINK HEALTH SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



                 Ohio                        1-12607                31-0621189
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     (State or other jurisdiction    (Commission File Number)      (IRS Employer
          of incorporation)                                  Identification No.)



            900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia         30339
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                  (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code          (770) 933-7000
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9.  Regulation FD Disclosure
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On May 7, 2004, SunLink Health Systems, Inc. ("SunLink") issued a press release regarding their third fiscal quarter conference call schedule. A copy of the press release issued by SunLink is filed herewith as Exhibit 99.1.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SUNLINK HEALTH SYSTEMS, INC.



                                 By:  /s/ Mark J. Stockslager
                                      ------------------------
                                  Name:  Mark J. Stockslager
                                 Title:  Principal Accounting Officer



Dated:  May 11, 2004




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                                  EXHIBIT INDEX
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     EXHIBIT NO.         DESCRIPTION
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         99.1            SunLink Health Systems, Inc. Press Release dated May
                         7, 2004